Exhibit 10.3

THE DAVEY TREE EXPERT COMPANY
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

          The Davey Tree Expert Company hereby establishes, effective as of January 1, 2003, The Davey Tree Expert Company Supplemental Executive Retirement Plan for the purpose of supplementing the retirement benefits of a select group of management or highly compensated employees who are eligible to participate in accordance with the terms hereof.

ARTICLE I

DEFINITIONS

          1.1     Definitions.  For the purposes hereof, the following words and phrases shall have the meanings indicated, unless a different meaning is plainly required by the context:

                    (a)     The term "Actuarial Equivalent" shall mean a benefit of equivalent actuarial value determined on the basis of the UP-84 Mortality Table and interest at 7% per annum.

                    (b)     The term "Benefit Percentage" with respect to a Participant shall mean thirty percent reduced by 1.5% for each year (determined to the nearest 1/12th) by which the
          Participant's years of Benefit Service are less than twenty.

                    (c)     The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                    (d)     The term "Company" shall mean The Davey Tree Expert Company, an Ohio corporation, its corporate successors and the surviving corporation resulting from any merger of The Davey Tree Expert Company with any other corporation or corporations.

                    (e)     The term "Defined Benefit Plan" shall mean the Employee Retirement Plan and any portion of any plan that is a defined benefit plan, as defined in ERISA, maintained at any time by the Company or a Related Corporation that is intended at any time by the sponsor thereof to be a plan qualified under Section 401(a) of the Code.

                    (f)     The term "Defined Contribution Plan" shall mean The Davey Tree 401KSOP and ESOP and any portion of any plan that is a defined contribution plan, as defined in
          ERISA, maintained at any time by the Company or a Related Corporation that is intended at any time by the sponsor thereof to be a plan qualified under Section 401(a) of the Code.

                    (g)     The term "Employee Retirement Plan" shall mean The Davey Tree Expert
          Company Employee Retirement Plan as the same shall be in effect on the date of an
          Employee's retirement, death, or other termination of employment.

                    (h)     The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                    (i)     The term "Final Average Compensation" shall mean with respect to a Participant the average of his SERP Compensation for the highest three Plan Years, which need not be consecutive, out of the last five Plan Years preceding his Severance Date.

                    (j)     The term "Non-Qualified Defined Benefit Plan" shall mean the Retirement
          Benefit Restoration Plan and the portion of any plan that is a defined benefit plan, as defined in ERISA, maintained at any time by the Company or a Related Corporation that is not intended at any time by the sponsor thereof to be a plan qualified under Section 401(a)
          of the Code.  For purposes of this definition, whether an arrangement is a defined benefit plan as defined in ERISA shall be determined without regard to Section 3(36) of ERISA,
          Section 4 of ERISA, or any other provision of ERISA that provides a partial or total exclusion from coverage under or applicability of ERISA, without regard to whether the arrangement covers more than one employee, and without regard to whether the arrangement meets any formality requirements to be considered a plan.

                    (k)     The term "Participant" shall mean any person employed by the Company who upon recommendation of the Company's chief executive officer is designated by the
          Compensation Committee of the Board of Directors of the Company to participate in this
          Plan.

                    (l)     The term "Participant's Offset Defined Benefit Amount" shall mean the
          Actuarial Equivalent of any accrued benefits under any Defined Benefit Plan and/or any
          Non-Qualified Defined Benefit Plan that have been distributed or paid to, with respect to, or on behalf of the Participant or that are payable to, with respect to, or on behalf of the
          Participant determined without regard to any requirement that the Participant elect to receive such benefits.

                    (m)     The term "Participant's Offset Defined Contribution Amount" shall mean the sum of:  (1) the Actuarial Equivalent of his separate accounts under The Davey Tree
          401KSOP and ESOP which reflect Employer Contributions made on his behalf for Plan
          Years beginning before January 1, 1997 (his "ESOP Account") determined as of the most recent valuation date for such amounts thereunder immediately preceding the date as of which the retirement or pre-retirement Spouse death benefit hereunder commences; (2) the
          Actuarial Equivalent of any portion of his ESOP Account distributed or paid to, with respect to, or on behalf of the Participant prior to the valuation date referred to in
           (1) above; (3) the Actuarial Equivalent of his account under The Davey Tree Expert
          Company Match Restoration Plan determined as of the valuation date immediately preceding the date as of which the retirement or pre-retirement Spouse death benefit hereunder commences; (4) the Actuarial Equivalent of any portion of his account under
          The Davey Tree Expert Company Match Restoration Plan distributed or paid to, with respect to, or on behalf of the Participant prior to the valuation date referred to in (3)
          above; (5) the Actuarial Equivalent of a notional account based on the Company's matching contributions under The Davey Tree 401KSOP and ESOP assuming the
          Participant made sufficient elective deferrals thereunder to receive the maximum amount of such matching contributions and earned 7% interest on such account; and (6) the
          Actuarial Equivalent of any accrued benefits under any other Defined Contribution Plan.

                    (n)     The term "Participant's Social Security Offset Amount" shall mean fifty percent of the estimated annual Primary Insurance Amount payable to the Participant under the federal Social Security Act as in effect on his Severance Date; provided however, that in the event his Severance Date occurs prior to his attainment of age 62, his estimated annual Primary Insurance Amount shall be computed as of his Normal
          Retirement Date based on the provisions of the federal Social Security Act in effect when his Severance Date occurs and on the assumption that he will continue to receive the maximum amount of compensation which is treated as wages for purposes of the Social
          Security Act until he attains age 62; provided, further, that it shall in all events be assumed that his earnings from age 22 were equal to the maximum taxable wage base under the federal Social Security Act; and provided, further, that the amount otherwise determined hereunder shall be reduced by 2.5% for each year (determined to the nearest 1/12th) that the Participant's years of Benefit Service are less than twenty.

                    (o)     The term "Plan" shall mean the supplemental executive retirement plan as set forth herein, together with all amendments hereto, which Plan shall be called "The Davey
          Tree Expert Company Supplemental Executive Retirement Plan."

                    (p)     The term "Retirement Benefit Restoration Plan" shall mean The Davey Tree
          Expert Company Retirement Benefit Restoration Plan as the same shall be in effect on the date of an Employee's retirement, death, or other termination of employment.

                    (q)     The term "SERP Compensation" for any Plan Year shall mean with respect to a Participant his Compensation as defined under the Employee Retirement Plan for such
          Plan Year disregarding, however, the limitations of Section 401(a)(17) of the Code.

                    (r)     The term "Spouse" shall mean the person, if any, to whom the Participant is legally married on his Severance Date.

          1.2     Additional Definitions.  All other words and phrases used herein shall have the meanings given them in the Employee Retirement Plan, unless a different meaning is clearly required by the context.

ARTICLE II

SERP RETIREMENT AND SPOUSAL DEATH BENEFITS

          2.1     Eligibility.  A Participant who retires, dies, or otherwise terminates his employment with the Company under conditions (including attainment of fully vested status under the terms of the Employee Retirement Plan) which make such Participant eligible for a retirement benefit under the Employee Retirement Plan shall be eligible for a SERP retirement benefit determined in accordance with the provisions of Section 2.2.  In the event a Participant dies while eligible for a retirement benefit under the Employee Retirement Plan but prior to commencement of a SERP retirement benefit hereunder, his surviving Spouse, if any, shall be eligible for a pre-retirement Spouse death benefit determined in accordance with the provisions of Section 2.4.

          2.2     Amount of SERP Retirement Benefit.  The amount of a Participant's annual SERP retirement benefit shall be equal to his Benefit Percentage multiplied by his Final Average Compensation, each determined as of his Severance Date, reduced by the sum of the following amounts determined as of his Normal Retirement Age:
                    (a)     the Participant's Offset Defined Benefit Amount;

                    (b)     the Participant's Offset Defined Contribution Amount; and

                    (c)     the Participant' Social Security Offset Amount.

          2.3     Form and Timing of SERP Retirement Benefit.  The form of payment of the SERP retirement benefit shall be a monthly amount equal to one-twelfth (1/12th) of the annual benefit amount.  The terms of payment shall be identical to those specified in the Employee Retirement Plan for the type of benefit the Participant receives under the Employee Retirement Plan, including the time of commencement, factors for reduction in amount applicable upon commencement of benefits prior to Normal Retirement Age, and factors applicable upon election, whether automatic or not, of a form of payment other than monthly payments for life; provided, however, that the Participant may not select any individual other than his Spouse as a contingent annuitant.  Notwithstanding the foregoing and the provisions of Section 2.5, if the Actuarial Equivalent single sum value of the SERP retirement benefit payable under the Plan to any Participant or his Spouse is $25,000 or less, such SERP retirement benefit or pre-retirement Spouse death benefit shall be paid in a single sum payment in lieu of any other benefit under the Plan, as soon as administratively feasible after his retirement, death, or other termination of employment.

          2.4     Amount of Pre-Retirement Spouse Death Benefit.  The amount of monthly pre-retirement Spouse death benefit payable to the surviving Spouse, if any, of a Participant shall be equal to the amount of the monthly benefit the surviving Spouse would have received if the Participant had retired on the day before the date of his death and had the automatic joint and survivor form of payment under the Employee Retirement Plan been applicable to him, provided that if the Participant dies prior to attaining age 55 and completing five years of Vesting Service, the amount of the monthly benefit shall be equal to the amount of the monthly benefit his surviving Spouse would have received if the Participant had terminated employment on his date of death but had survived to the date he attained the earliest age at which he could begin receive a monthly retirement benefit under the Employee Retirement Plan, had retired on such date, and had the automatic form of payment under the Employee Retirement Plan been applicable to him, based on his Benefit Service and the benefit structure and levels in effect on the date of his death.

          2.5     Form and Timing of Pre-Retirement Spouse Death Benefit.  The pre-retirement Spouse death benefit shall commence with the latest of the month following the Participant's death, the month in which the Participant would have attained his earliest retirement age, or the month in which a survivor benefit payable to the Spouse under the Employee Retirement Plan commences (in which event the monthly benefit amount shall be further adjusted in the same manner as the survivor benefit under the Employee Retirement Plan to reflect such deferral).  Monthly benefit payments shall continue for the life of the Spouse, with the last payment being for the month in which the death of the Spouse occurs.

ARTICLE III

ADMINISTRATION

          The Plan is a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Accordingly, the Plan shall be construed and administered in the manner appropriate to maintain the Plan's status as such under ERISA. To the extent that ERISA applies to the Plan, the Company shall be the "named fiduciary" of the Plan and the "plan administrator" of the Plan. The Company shall be responsible for the general administration of the Plan, for carrying out the provisions hereof, and for making any required benefit payments under the Plan. The Company shall have all such powers as may be necessary or appropriate to carry out the provisions of the Plan, including the power to determine all questions relating to eligibility for and the amount of any benefit hereunder and all questions pertaining to claims for benefits and procedures for claim review; to resolve all other questions arising under the Plan, including any questions of construction; and to take such further action as the Company shall deem advisable in the administration of the Plan.  The actions taken and the decisions made by the Company hereunder shall be final and binding upon all interested parties.

ARTICLE IV

AMENDMENT AND TERMINATION

          The Company reserves the right in its sole and absolute discretion to amend or terminate the Plan at any time by action of its Board of Directors; provided, however, that no such action shall adversely affect any Employee or his Spouse who is then receiving benefit payments under the Plan, unless an equivalent benefit is provided under the Employee Retirement Plan or another plan sponsored by the Company.

ARTICLE V

MISCELLANEOUS

          5.1     Non-Alienation of Retirement Rights or Benefits.  No Participant or Spouse shall encumber or dispose of his right to receive any payments hereunder, which payments or the right thereto are expressly declared to be nonassignable and nontransferable.  If a Participant or his Spouse attempts to assign, transfer, alienate or encumber his right to receive any payment hereunder or permits the same to be subject to alienation, garnishment, attachment, execution, or levy of any kind, then thereafter during the life of such Participant or his Spouse, and also during any period in which any Participant or his Spouse is incapable in the judgment of the Company of attending to his financial affairs, any payments which the Company is required to make hereunder may be made, in the discretion of the Company, directly to such Participant or his Spouse or to any other person for his use or benefit or that of his dependents, if any, including any person furnishing goods or services to or for his use or benefit or the use or benefit of his dependents, if any.  Each such payment may be made without the intervention of a guardian, the receipt of the payee shall constitute a complete acquittance to the Company with respect thereto, and the Company shall have no responsibility for the proper allocation thereof.

          5.2     Plan Non-Contractual.  Nothing herein contained shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been put into effect.

          5.3     Interest of Employee.   All payments under the Plan to an eligible Participant or his Spouse shall be made by the Company solely from its general assets.  The obligation of the Company under the Plan to provide a Participant or his Spouse with a benefit under the Plan merely constitutes the unfunded, unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company with respect to such benefits greater than that of a general creditor of the Company.

          5.4     Claims of Other Persons.  The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

          5.5     No Competition.  The right of any Participant or his Spouse to a benefit under the Plan will be terminated, or, if payment thereof has begun, all further payments will be discontinued and forfeited in the event the Participant at any time subsequent to the effective date hereof (i) wrongfully discloses any secret process or trade secret of the Company or any of its subsidiaries, or (ii) engages, either directly or indirectly, as an officer, trustee, employee, consultant, partner, or substantial shareholder, on his own account or in any other capacity, in a business venture that within the two-year period following his retirement or termination of employment, the Company's Board of Directors reasonably determines to be competitive with the Company to a degree materially contrary to the Company's best interest.

          5.6     Severability.  The invalidity or unenforceability of any particular provision of the Plan shall not effect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

          5.7     Governing Law.  The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

*                    *                    *

          EXECUTED this 19th day of May, 2004.

                                                                             THE DAVEY TREE EXPERT COMPANY

                                                                             By:  David E. Adante
                                                                             Title:  Executive Vice President, CFO and
                                                                                        Secretary